UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2025

Invivyd, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40703	85-1403134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 178 Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 819-0080

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IVVD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On February 3, 2025, Invivyd, Inc. (the “Company”) issued a press release entitled “Invivyd Announces Preliminary Fourth Quarter 2024 Financial Results, Strong Revenue Growth, and Reiterates Goal of Near-Term Profitability” (the “Press Release”), which included the Company’s estimated fourth quarter 2024 PEMGARDA™ (pemivibart) net product revenue, fourth quarter 2024 total operating costs and expenses, and cash and cash equivalents as of December 31, 2024. The amounts included in the Press Release are preliminary and are subject to change upon completion of the Company’s financial closing controls and procedures for the quarter and year ended December 31, 2024, and finalization of the Company’s financial statements. The preliminary financial data included in the Press Release have been prepared by, and are the responsibility of, the Company’s management. These preliminary estimates have not been audited by the Company’s independent registered public accounting firm. Additional information and disclosures would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2024. A copy of the Press Release is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

Item 8.01.	Other Events.

On February 3, 2025, the Company issued the Press Release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

On February 3, 2025, the Company issued a press release entitled “Invivyd Announces Positive Phase 1/2 Clinical Data for VYD2311, a Monoclonal Antibody Designed to be a Superior Alternative to COVID-19 Vaccination for the Broad Population.” A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated by reference in this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 3, 2025
99.2	Press Release, dated February 3, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVYD, INC.

Date: February 3, 2025	By:	/s/ Jill Andersen
Jill Andersen
Chief Legal Officer and Corporate Secretary